Exhibit 10.1

AMENDMENT NO. 2 TO THE CREDIT AGREEMENT

AMENDMENT NO. 2, dated as of June 14, 2017 (this “Agreement”), to the Credit Agreement dated as of May 17, 2017, among Ashland LLC, a Kentucky limited liability company (the “Borrower”), the Lenders from time to time party thereto, The Bank of Nova Scotia, as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender and an L/C Issuer, each other L/C Issuer from time to time party thereto and Citibank, N.A., as Syndication Agent, and the various other parties thereto (as amended by Amendment No. 1 to the Credit Agreement, dated as of May 19, 2017, and as further amended, restated, modified and supplemented from time to time, the “Credit Agreement”).  Capitalized terms used in this Agreement but not defined herein shall have the meaning assigned to such terms in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower notified the Administrative Agent that it is requesting an Incremental Term Loan Facility in the form of Term B Loans in an aggregate amount of $600,000,000 pursuant to Section 2.14(e)(iii)(C) of the Credit Agreement;

WHEREAS, pursuant to Sections 2.01(c) and 2.14(e)(iii)(C) of the Credit Agreement, the Borrower may incur Incremental Term Commitments under the Credit Agreement by entering into one or more Incremental Amendments (including this Agreement) with the Administrative Agent and Persons who agree to become Term B Lenders and to provide the Term B Commitments, in each case subject to the terms and conditions set forth in Section 2.14 of the Credit Agreement;

WHEREAS, each Term B Lender party hereto has indicated its willingness to provide (on a several and not joint basis), subject to the terms and conditions set forth herein and in the Credit Agreement, a Term B Commitment, as of the date hereof, in the amount set forth opposite such Term B Lender’s name on Schedule 1 hereto; and

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1.    Incremental Amendment.  Subject to the terms and conditions set forth herein and pursuant to the provisions of Section 2.14 of the Credit Agreement, each Term B Lender hereby agrees, on a several and not joint basis, to extend the Term B Commitments in the amount set forth opposite such Term B Lender’s name on Schedule 1 hereto which shall take the form of Term B Loans under a Term B Facility under the Credit Agreement on the date hereof.  The aggregate amount of the Term B Commitments shall be $600,000,000, all of which will be drawn on the Second Amendment Effective Date (as defined below). The Term B Commitments shall terminate on the Second Amendment Effective Date following the funding to the Borrower in full in immediately available funds of the Term B Loans. After giving effect to the Term B Commitments under this Agreement, no additional amount of Term B Loans shall be available under Section 2.14(e)(iii)(C) of the Credit Agreement.

SECTION 2.    Amendments to the Credit Agreement.  Upon the Second Amendment Effective Date (as defined below), each of the parties hereto hereby agrees as follows:

(a)    Term B Loans.

 (i)    Except as expressly contemplated in the Credit Agreement, the Term B Loans will rank pari passu in right of payment and of security with the Loans outstanding under the Credit Agreement.

 (ii)    The Term B Loans will be issued at a price equal to 100% of the aggregate principal amount thereof.

 (iii)    The Second Amendment Effective Date shall be deemed the “Term B Funding Date” under the Credit Agreement and the other Loan Documents.

 (iv)    Each Term B Lender shall be deemed a “Term B Lender”, a “Term Lender” and a “Lender” under the Credit Agreement, and shall be bound by all obligations of a Term B Lender, a Term Lender and a Lender under the Credit Agreement.

 (v)    Each Term B Commitment under this Agreement shall be deemed for all purposes a “Term B Commitment”, a “Term Commitment” and a “Commitment” under the Credit Agreement, and each Loan made thereunder shall be deemed for all purposes a “Term B Loan” , a “Term Loan” and a “Loan” under the Credit Agreement.

 (vi)    This Agreement shall be deemed an “Incremental Amendment” under Section 2.14(d) of the Credit Agreement and be deemed a “Loan Document” for all purposes under the Credit Agreement and the other Loan Documents.

(b)    Maturity Date. The Term B Facility will mature on the date that is seven years after the Closing Date (the “Term B Maturity Date”); provided, however, that, if such date is not a Business Day, the Term B Maturity Date shall be the next preceding Business Day.

(c)    Amortization.  For purposes of Section 2.07(c) of the Credit Agreement, the Borrower shall repay to the Term B Lenders the aggregate principal amount of all Term B Loans outstanding on the following dates in the respective amounts set forth opposite such dates (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05 of the Credit Agreement):

Date	Amount
September 30, 2017	$1,500,000
December 31, 2017	$1,500,000
March 31, 2018	$1,500,000
June 30, 2018	$1,500,000
September 30, 2018	$1,500,000
December 31, 2018	$1,500,000
March 31, 2019	$1,500,000
June 30, 2019	$1,500,000
September 30, 2019	$1,500,000
December 31, 2019	$1,500,000
March 31, 2020	$1,500,000
June 30, 2020	$1,500,000
September 30, 2020	$1,500,000
December 31, 2020	$1,500,000

Date	Amount
March 31, 2021	$1,500,000
June 30, 2021	$1,500,000
September 30, 2021	$1,500,000
December 31, 2021	$1,500,000
March 31, 2022	$1,500,000
June 30, 2022	$1,500,000
September 30, 2022	$1,500,000
December 31, 2022	$1,500,000
March 31, 2023	$1,500,000
June 30, 2023	$1,500,000
September 30, 2023	$1,500,000
December 31, 2023	$1,500,000
March 31, 2024	$1,500,000
Term B Maturity Date	$559,500,000

provided, however, that the final principal repayment installment of the Term B Loans shall be repaid on the Term B Maturity Date and in any event shall be in an amount equal to the aggregate principal amount of all Term B Loans outstanding on such date.

(d)    Interest; Interest Periods.

 (i)    Interest.  The Applicable Rate for the Term B Loans shall be (x) 1.00% per annum, in the case of any Term B Loan that is a Base Rate Loan and (y) 2.00% per annum, in the case of any Term B Loan that is a Eurodollar Rate Loan.

 (ii)    Interest Periods.  Pursuant to Section 2.02(e) of the Credit Agreement, after giving effect to all Term B Borrowings, all conversions of Term B Loans from one Type to the other, and all continuations of Term B Loans as the same Type, there shall not be more than six Interest Periods in effect in respect of the Term B Facility.  On the Second Amendment Effective Date, the Term B Loans shall initially be incurred in one or more Borrowings, with each Borrowing subject to the applicable Interest Period indicated in the Committed Loan Notice delivered pursuant to Section 3(g) hereof. The Administrative Agent shall record the Term B Loans in the Register, together with the principal amounts and stated interest of the Term B Loans owing to the Term B Lenders and their subsequent permitted assignees.

(e)    Mandatory and Voluntary Prepayments.

 (i)    Mandatory Prepayments. Except as expressly provided in Section 2.05(b)(iii) of the Credit Agreement, the Term B Loans shall be entitled to share in mandatory prepayments of Term Loans under Section 2.05(b) of the Credit Agreement on a pro rata basis with the Term Loans existing under the Credit Agreement immediately prior to the Second Amendment Effective Date (the “Existing Term Loans”).  Mandatory prepayments shall be applied to scheduled installments of principal of Term Loans (including the Term B Loans) as directed by the Borrower.

 (ii)    Voluntary Prepayments.

(x)    The Term B Loans shall be entitled to the same provisions for voluntary prepayments as the Existing Term Loans, as set forth in Section 2.05(a) of the Credit Agreement, and each prepayment of the outstanding Term Loans (including the Term B Loans) pursuant to Section 2.05(a)(i) of the Credit Agreement shall be applied (x) to one or more of the Term A-1 Facility, the Term A-2 Facility and the Term B Facility as the Borrower directs and (y) to the then remaining principal repayment installments of the Term Facilities as the Borrower directs, and each prepayment of Term Loans shall be paid to the Lenders in accordance with their respective Applicable Percentages in respect of each of the relevant Facilities.

(y)    The Term B Facility may be prepaid at any time, in whole or in part, without premium or penalty, except, on or prior to the sixth month anniversary of the Second Amendment Effective Date, subject to the terms and conditions of Section 2.05(c) of the Credit Agreement.

(f)    Financial Covenant.  The Term B Facility shall not have the benefit of, or any rights with respect to, the financial covenants as set forth in Section 7.11 of the Credit Agreement (including, without limitation, as to amendments, modifications and waivers).

(g)    Use of Proceeds.  The Borrower will use the proceeds of the Term B Loans, after the Second Amendment Effective Date, (x) to repurchase in a tender offer, redemption, defeasance, satisfaction and discharge or other repayment  (the “Note Refinancing”) all or a portion of the Borrower’s outstanding 3.875% Senior Notes due 2018 (the “Existing Notes”), and (y) to pay fees and expenses in connection with the foregoing and the other transactions contemplated herein and, to the extent that any such proceeds are remaining after giving effect to the transactions, the Borrower may use such proceeds for general corporate and working capital purposes.

SECTION 3.    Conditions Precedent to the Effectiveness of this Agreement.  This Agreement shall become effective and the Term B Commitment of each Term B Lender shall be subject to the satisfaction or waiver of the following conditions precedent (the date on which such conditions precedent are so satisfied or waived, the “Second Amendment Effective Date”):

(a)    the Administrative Agent’s receipt of executed counterparts of this Agreement executed by each Loan Party party hereto and the Term B Lenders, each of which shall be originals, electronic copies or facsimiles unless otherwise specified;

(b)    the Administrative Agent’s receipt of a favorable opinion of (A) Cravath, Swaine & Moore LLP, special New York counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, in form and substance reasonably satisfactory to the Administrative Agent and (B) Dinsmore & Shohl, as special Kentucky counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, in form and substance reasonably satisfactory to the Administrative Agent;

(c)    the Borrower shall have paid to the Administrative Agent all reasonable and documented out-of-pocket costs and expenses (but including, in any event, without limitation, the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent), of the Administrative Agent;

(d)    the Borrower shall have paid to the Administrative Agent, for the ratable account of the Arrangers, in immediately available funds, all compensation and other amounts then due and payable pursuant to the Engagement Letter in connection with the funding of the Term B Facility;

(e)    the Borrower shall have delivered to the Administrative Agent a certificate of the Borrower dated as of the Second Amendment Effective Date signed by a Responsible Officer certifying that, before and after giving effect to this Agreement, the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the Second Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or in all respects, as the case may be) as of such earlier date;

(f)    no Event of Default has occurred and is continuing on and as of the Second Amendment Effective Date and immediately after giving effect to the Term B Commitments, the extension of Term B Loans thereunder, and the application of the proceeds therefrom;

(g)    the Borrower shall have delivered to the Administrative Agent a Committed Loan Notice for the Term B Loans in accordance with Section 2.02 of the Credit Agreement; and

(h)    the trustee of the Existing Notes shall have delivered to the holders of the Existing Notes a notice of redemption in connection with the Note Refinancing.

SECTION 4.    Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery by telecopier or electronic means, including by e-mail with a “pdf” copy attached, of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.  The Administrative Agent may also require that any such documents and signatures delivered by telecopier be confirmed by a hard copy signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier or other electronic format.

SECTION 5.    Governing Law, Jurisdiction and Waiver of Right to Trial by Jury. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.  The jurisdiction and waiver of right to trial by jury provisions in Sections 10.14 and 10.15 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

SECTION 6.    Headings.  The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 7.    Reaffirmation.  Each Loan Party hereby expressly acknowledges the terms of this Agreement and reaffirms, as of the date hereof, (i) its obligations under the Loan Documents to which it is a party and (ii) its guarantee of the Obligations pursuant to the Guaranty, as applicable, and its grant of Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents, with all such Liens continuing in full force and effect immediately after giving effect to this Agreement.

SECTION 8.    Effect of Amendment.  This Agreement shall not constitute a novation of the Credit Agreement or any of the Loan Documents. Except as expressly set forth herein, this Agreement (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Swing Line Lenders or the L/C Issuers, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document.  Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

ASHLAND LLC, as Borrower

By:	/s/ Eric N. Boni
Name: Eric N. Boni
Title: Vice President and Treasurer

ASH GP INC.,
ASHLAND CHEMCO INC.,
ASHLAND GLOBAL HOLDINGS INC.,
ASHLAND INTERNATIONAL HOLDINGS LLC,
ASHLAND SPECIALTY INGREDIENTS G.P.,
HERCULES LLC,
INTERNATIONAL SPECIALTY HOLDINGS LLC,
INTERNATIONAL SPECIALTY PRODUCTS INC.,
ISP CHEMCO LLC
ISP CHEMICALS LLC,
ISP GLOBAL TECHNOLOGIES INC.,
ISP INVESTMENTS LLC,
ISP TECHNOLOGIES INC.,
ALERA TECHNOLOGIES, INC.
ALIX TECHNOLOGIES, INC.,
AVOCA, INC.,
IMPROVERA USA, LLC,
PHARMACHEM LABORATORIES UTAH, LLC,
PHARMACHEM LABORATORIES, INC.,
PROPRIETARY NUTRITIONALS, INC.,

each as Guarantor

By:	/s/ Eric N. Boni
Name: Eric N. Boni
Title: Authorized Signatory

[Signature Page to Ashland Amendment No. 2]

CITIBANK, N.A.,
as a Term B Lender

By:	/s/ Kirkwood Roland
Name: Kirkwood Roland
Title: Managing Director & Vice President

[Signature Page to Ashland Amendment No. 2]

THE BANK OF NOVA SCOTIA,
as Administrative Agent

By:	/s/ Clement Yu
Name: Clement Yu
Title: Director

[Signature Page to Ashland Amendment No. 2]

Schedule 1
Term B Commitment Schedule

Name of Term B Lender	Term B Commitments

Citibank, N.A.	$600,000,000.00

Total:	$600,000,000.00

Schedule 1 - 1